UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017 (May 25, 2017)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA		31757
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 25, 2017, Flowers Foods, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Thomasville, Georgia for the following purposes and with the following voting results:

(1)	To elect twelve nominees as directors of the Company, each to serve for a term of one year until the Company’s Annual Meeting of Shareholders in 2018:

Directors:	For	Against	Abstain	Broker Non- Votes
George E. Deese	161,034,541	5,422,710	154,617	27,666,774
Rhonda Gass	164,696,071	1,733,223	182,574	27,666,774
Benjamin H. Griswold, IV	164,794,290	1,626,432	191,146	27,666,774
Richard Lan	164,718,607	1,705,382	187,879	27,666,774
Margaret G. Lewis	164,560,296	1,864,094	187,478	27,666,774
Amos R. McMullian	160,717,140	5,671,559	223,169	27,666,774
J.V. Shields, Jr.	164,644,676	1,797,294	169,898	27,666,774
Allen L. Shiver	165,536,141	901,828	173,899	27,666,774
David V. Singer	165,655,888	773,623	182,357	27,666,774
James T. Spear	164,684,918	1,743,660	183,290	27,666,774
Melvin T. Stith	165,168,831	1,253,125	189,912	27,666,774
C. Martin Wood III	164,023,256	2,391,763	196,849	27,666,774

(2)	To hold an advisory vote on the compensation of the Company’s named executive officers:

For	164,187,989
Against	2,053,747
Abstain	370,132
Broker Non-Votes	27,666,774

(3)	To hold an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers:

1 Year	148,450,410
2 Years	2,144,529
3 Years	15,670,078
Abstain	346,851
Broker Non-Votes	27,666,774

(4)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2017:

For	189,474,935
Against	4,261,429
Abstain	542,278
Broker Non-Votes	0

(5)	Shareholder proposal regarding whether the chairman of the board of directors should be independent:

For	39,074,372
Against	124,942,570
Abstain	2,594,926
Broker Non-Votes	27,666,774

With respect to Proposal 1, each of the director-nominees received a majority of votes cast in the election of directors, and each was elected to serve for a term of one year.

Proposals 2 and 4 each received the affirmative vote of a majority of votes present at the Annual Meeting in person or represented by proxy and therefore passed. With respect to Proposal 3, the option “1 Year” received the affirmative vote of a majority of votes present at the Annual Meeting or represented by proxy. Proposal 5 did not receive the affirmative vote of a majority of votes present at the Annual Meeting or represented by proxy and therefore did not pass.

With respect to Proposal 3, the board of directors will submit an advisory vote on the compensation of the Company’s named executive officers each year until the next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, which will occur no later than the Company’s Annual Meeting of Shareholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLOWERS FOODS, INC.

By:	/s/ R. Steve Kinsey
	Name:	R. Steve Kinsey
	Title:	Executive Vice President and Chief Financial Officer

Date: May 26, 2017

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